SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): MAY 31, 2007
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)

             P. O. Box 23542, Tampa, Florida                   33623
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 200-3341
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE
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     On May 29, 2007, the 44th District Court in Dallas County, Texas denied
Premier's Motion for New Trial in the case styled Adam Barnett v. Premier Development & Investment, Inc., Stag Financial Group, Inc., Players Grille, Inc., Pegasus Air Group, Inc., and Sitra Oil & Gas, Inc. We believe the motion was denied because Premier could not meet the financial requirements set forth by the Court in order to have the motion approved.

     As of today, May 31, 2007, Premier had no assets ($-0-) and liabilities of $21,880,963.13, which includes a $2 million reserve for this litigation brought forth by Mr. Barnett. Premier also had 248,600,945 shares of common stock, class A, $0.004 par value issued and outstanding and 10,000,000 shares of preferred stock, class A, $0.001 par value issued and outstanding. Because Premier is only authorized to issue up to 250,000,000 shares of common stock without shareholder approval, which it is unlikely to seek or get approved, it cannot raise any additional funds via equity issuances.

     Premier has 30 days from May 28, 2007 to put together an appeal in this litigation. It will be taking this option under advisement from its legal counsel.

     If Premier is unsuccessful in appealing this case, then it will be forced into involuntary bankruptcy and/or the corporation will be dissolved.

     Management strongly urges investors and shareholders to make no new investments into Premier at this time. Unless Premier can successfully appeal this case all value and equity in Premier will become worthless should Premier be forced into bankruptcy. There are no assets to distribute to Premier's creditors and shareholders.

     Additionally, Premier's shares were delisted from the OTC Bulletin Board on May 22, 2007. Premier does not anticipate relisting its common stock.



              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions ad estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                    (Registrant)



Date: May 31, 2007                  /s/ J. Scott Sitra
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                                    J. Scott Sitra
                                    President and Chief Executive Officer